Fair Value of Assets and Liabilities - Summary of Liabilities Recorded at Carrying Value (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Fair value and carrying value of the Company's debt instruments
Notes payable - Fair value	$ 25,575	$ 43,791
Notes payable - Carrying value	25,575	43,791
Long-term debt - Fair Value	483,621	489,499
Long-term debt - Carrying value	479,794	480,242
Total debt instruments - Fair value	509,196	533,290
Total debt instruments - Carrying value	$ 505,369	$ 524,033